SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.     )

Filed by the registrant  x

Filed by a party other than the registrant _

Check the appropriate box:

_    Preliminary proxy statement
x    Definitive proxy statement
_    Definitive additional materials
_    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                 Citizens Bancshares Corporation
--------------------------------------------------------------------------------

         (Name of Registrant as Specified in Its Charter)

                 Citizens Bancshares Corporation
-----------------------------------------------------------------------------


         (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

   _ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

   _ $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).

   _ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transactions applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4)  Proposed maximum aggregate value of transaction:


       _ Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount previously paid:

           (2)  Form, schedule or registration statement no.:

           (3)  Filing party:

           (4)  Date filed:




CITIZENS BANCSHARES CORPORATION
175 John Wesley Dobbs Avenue, N.E.
Atlanta, Georgia  30303
(404) 659-5959



NOTICE OF THE ANNUAL MEETING TO
BE HELD MAY 31, 2000




To the Shareholders of CITIZENS BANCSHARES CORPORATION:

	Notice is hereby given that the Annual Shareholders' Meeting of Citizens Bancshares Corporation will be held on May 31, 2000, at 11:00 a.m., at the Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia, for the following purpose:

	(1)	To elect thirteen (13) directors (to serve until the next
     annual meeting and until their successors are elected and qualified).

	(2)	To transact such other business as may properly come before
     the meeting or any adjournments thereof.

	The Board of Directors has fixed the close of business on April 14, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

	All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.


By Order of the Board of Directors,

James E. Young
President and Chief Executive Officer




May 12, 2000


PROXY STATEMENT OF
CITIZENS BANCSHARES CORPORATION
for the Annual Meeting to be Held
May 31, 2000

                             INTRODUCTION

	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Shareholders' Meeting and at any adjournments thereof. The Shareholders' Meeting will be held on Wednesday, May 31, 2000, at 11:00 a.m., at the Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia. The purpose of the Annual Shareholders' Meeting of the Company is to elect thirteen (13) directors for a one-year term until the next annual meeting.

	The accompanying form of proxy is for use at the Annual Shareholders' Meeting of the Company. A shareholder may use this proxy if he or she is unable to attend the meeting in person or wishes to have his or her shares voted by proxy even if the shareholder does attend the meeting. Shareholders who sign proxies have the right to revoke them at any time before they are voted either by written notice of revocation which is received at the Company's Main Office before the meeting or by the Secretary at the meeting or by attending the meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted as directed, and where no direction is given, the shares represented by such proxies will be voted for the election of directors listed thereon. The Board of Directors of the Company is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that shares represented by proxies will be voted by the persons named in the proxies in accordance with their best judgment.

	Solicitation of proxies may be made in person or by mail, telephone or facsimile by directors, officers and regular employees of the Company or Citizens Trust Bank (the "Bank") who will not be specially compensated for such solicitations. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and to secure their voting instructions, if necessary, and will be reimbursed for their expenses incurred in sending proxy materials to beneficial owners. The Company will bear the cost associated with solicitation of proxies and other expenses associated with the Shareholders' Meeting.

                     Record Date and Voting Rights

	Each shareholder of record of the Company at the close of business on April 14, 2000 (the "Record Date") is entitled to notice of and to vote at the Shareholders' Meeting. As of the close of business on the Record Date, the Company had 5,000,000 shares of common stock ("Common Stock"), $1.00 par value, authorized, of which 2,230,065 shares of Common Stock were issued and outstanding and held of record by 1,406 shareholders and 5,000,000 shares of non-voting common stock, $1.00 par value, of which 90,000 were issued and held by one shareholder. Each share of Common Stock is entitled to one vote on matters to be presented at the meeting.


PROPOSAL 1 - ELECTION OF DIRECTORS

                                Nominees

	The Board proposes that the current slate of directors be reelected and seven additional nominees, all of whom currently serve as directors of the Bank, be elected as directors of the Company to serve a one-year term and until their successors are duly elected and qualified. If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated. The affirmative vote of a majority of the shares voted is required for the election of directors.

	The table below sets forth for each director nominee (a) the person's name, (b) his or her age at March 1, 2000, (c) the year he or she was first elected as a director, and (d) his or her position with the Company other than as a director and his or her other business experience for the past five years.

                          Director Nominees
                To Serve a Term of One Year Until 2001

                             Year First      Position with the Company;
Name                  Age     Elected            Business Experience


Herman J. Russell      69      1972          Chairman of the Board of the Com-
                                             pany; Chairman of the Board of
                                             H.J. Russell & Co.(construction,
                                             real estate and wholesale
                                             building supplies distributor)

Gregory T. Baranco 1/  51      1998          Vice Chairman of the Board ofe
                                             the Company; President, Baranco
                                             Pontiac - GMC Truck, Inc.
                                             (automotive dealer); Chairman
                                             of the Board of Atlanta Life
                                             Insurance Company; previously
                                             Chairman of the Board of First
                                             Southern Bancshares, Inc. and
                                             First Southern Bank

Thomas E. Boland       65      1995          Special Counsel to the President
                                             of Mercer University; previously
                                             Chairman of the Board of Wachovia
                                             Bank of Georgia

Bernard H. Bronner 1/  39      1998          President, Bronner Brothers , Inc.
                                             (hair care products); President,
                                             Upscale Magazine

Johnnie L. Clark       68      1982          Certified Public Accountant/
                                             Consultant: Chairman, Board of
                                             Trustees of Southwest Hospital
                                             and Medical Center; previously
                                             President and Chief Executive
                                             Officer of the Company from July
                                             1997 to January 1998; previously
                                             Professor of Accounting at
                                             Kennesaw State College

                                             (continued)


                          Director Nominees
                To Serve a Term of One Year Until 2001

                             Year First      Position with the Company;
Name                   Age     Elected            Business Experience


James E. Young 1/       50      1998         President and Chief Executive
                                             Officer of the Company and
                                             Citizens Trust Bank; previously
                                             President and Chief Executive
                                             Officer of First Southern
                                             Bancshares, Inc. and First
                                             Southern Bank

Robert L. Brown 1/      48       N/A         Principal, R.L. Brown & Associates
                                             (architectural and construction
                                             management); Director of Citizens
                                             Trust Bank Mortgage Services, Inc.

William H. Cleveland 1/ 51       N/A         Nephrologist; owner and director of
                                             Southwest Atlanta Dialysis Center
                                             and Medical Director of Atlanta
                                             Health Evaluation Center, P.C.;
                                             Director of Citizens Trust Bank

C. David Moody 1/       43       N/A         President and Chief Executive
                                             Officer of C.D. Moody Construction
                                             Company; Director of Citizens Trust
                                             Bank

Lynn Pattillo 1/        36       N/A         President, Pittulloch Foundation;
                                             Vice President, Stone Mountain
                                             Industrial Park; Director,
                                             Citizens Trust Bank

Ray M. Robinson         52       N/A         President of AT&T Southern Region;
                                             Director, Citizens Trust Bank

H. Jerome Russell       37       N/A         President of H.J. Russell & Comp-
                                             any; previously served as
                                             President of City Beverage Company;
                                             Director, Citizens Trust Bank

R.K. Seghal             58       N/A         Chairman of the Board, Georgia
                                             Industry and Trade; previously
                                             Vice Chairman and Chief Executive
                                             Officer of H.J. Russell & Company
                                             previously Chairman of Williams
                                             Group, Inc.; Director, Citizens
                                             Trust Bank

1/ Previously served as a director of First Southern Bancshares, Inc.
   and First Southern Bank


             Meetings of Committees and the Board of Directors

	During the year ended December 31, 1999, the Board of Directors of the Company held five meetings. All directors attended at least 75% of the meetings. In addition, the Board of Directors of the Bank held twelve meetings in 1999.

	The Board of Directors of the Company does not have standing Audit, Compensation or Nominating Committees.

	While the Board of Directors of the Company does not have a standing Nominating Committee nor a formal procedure for individual shareholders to submit recommendations of persons to be considered as directors of the Company, the Board will consider any such recommendation if delivered in writing to James E. Young, Citizens Bancshares Corporation, 75 Piedmont Avenue, N.E., Atlanta, Georgia 30302.

                          Principal Officers

	The table set forth below shows for each principal officer of the Company (a) the person's name, (b) his age at March 1, 2000, (c) the year he was first elected as an officer of the Company, and (d) his present position with the Company and the Bank and other business experience for the past five years, if he has been employed by the Company or the Bank for less than five years.

                              Year First          Position with the Company;
Name                   Age     Elected                Business Experience

James E. Young          51       1998         President and Chief Executive
                                              Officer of the Company and the
                                              Bank; previously President and
                                              Chief Executive Officer of
                                              First Southern Bancshares, Inc.
                                              and First Southern Bank
                                              (1993-1998)

Willard C. Lewis        39       1998         Senior Executive Vice President
                                              and Chief Operating Officer/
                                              Secretary of the Company and
                                              Bank; previously Executive Vice
                                              President and Chief Operating
                                              Officer of First Southern Banc-
                                              shares,Inc. and First Southern
                                              Bank (1991-1998)

Samuel J. Cox, CPA      42      1998          Senior Vice President and Chief
                                              Financial Officer of the Company
                                              and Bank; previously Controller
                                              of  First Southern Bancshares,
                                              Inc. and First Southern Bank
                                              (1996-1998); Manager of Audit and
                                              Computer Consulting, Banks,
                                              Finley, White & Co.(1993-1995)


                      EXECUTIVE COMPENSATION

	The following table sets forth certain summary information concerning the compensation paid to James E. Young, the President and Chief Executive Officer of the Company and the Bank, and Willard C. Lewis, the Senior Executive Vice President and Chief Operating Officer of the Company and the Bank.

                      Cash Compensation Table

                                               Annual            All Other
                                           Compensation 1/    Compensation ($)

Name and Principal Position     Year    Salary ($)    Bonus ($)

James E. Young, President       1999    168,333       19,208         1/
and Chief Executive Officer

Willard C. Lewis, Senior        1999    118,750       10,000         1/
Executive Vice President and
Chief Operating Officer


1/ Information with respect to certain prerequisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure under regulations adopted by the Securities and Exchange Commission ("SEC"). The Company has not awarded any restricted stock or long-term incentives. Accordingly, columns relating to such awards have been omitted.


	After the merger of First Southern Bancshares, Inc. with and into the Company, which was effective on January 30, 1998, James E. Young became President and Chief Executive Officer of the Company. Mr. Young entered into an employment agreement with the Company which provided for a salary of $150,000, which is reviewed annually by the Board of Directors and increased in an amount as may be determined by the Board, and incentive compensation contingent upon certain performance goals being met. The agreement also grants to Mr. Young an option to purchase 17,500 shares of Common Stock to be vested over a five-year term at an exercise price of $9.88 per share.

	The following table contains, with respect to the person[s] named in the Summary Compensation Table, information concerning the number of options to purchase Common Stock, the number currently exercisable, and the value of the options as of December 31, 1999.


                      Fiscal Year End Option Values

                                                      Value of Unexercised
                     Number of Unexercised              In-the-Money
                      Options at 12/31/99             Options at 12/31/99
                (#): Exercisable/Unexercisable ($):Exercisable/Unexercisable 1/ Name
James E. Young            13,032/10,500                       $0/$0


1/ Calculated by subtracting the exercise price ($6.63 per share for 6,032 of the exercisable options and $9.88 per share for 7,000 of the exercisable options and $9.88 per share for the 10,500 unexercisable options) from $5.50 per share, the market price per share as of December 31, 1999.

                         Director Fees

	The directors of the Company receive fees in the amount of $300.00 per meeting for their service as directors of the Company. Directors also receive a retainer in the amount of $2,000 annually, which is payable on a quarterly basis in shares of Common Stock of the Company.

                      CERTAIN TRANSACTIONS

	The Company's directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals, companies and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.


                BENEFICIAL OWNERSHIP OF COMMON STOCK

                 Principal Holders of Common Stock

	The following table sets forth the persons who beneficially owned, at March 1, 2000, more than five percent of outstanding shares of Common Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

     Name and Address         Amount and Nature of       Percent
     of Beneficial Owner      Beneficial Ownership 1/    of Class

     Herman J. Russell              581,199               26.05%
     504 Fair Street, S.W.
     Atlanta, Georgia 30313



1/ The information shown above is based upon information furnished to the Company by the named persons Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.


                 Common Stock Owned by Management

	The following table sets forth the number and percentage ownership of shares of Common Stock beneficially owned by each director of the Company and by all directors and principal officers as a group, at March 1, 2000. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

   Name of Director             Number of Shares         Percent
                               Beneficially Owned 1/     of Class

   Herman J. Russell                581,199 2/            26.05%
   504 Fair Street, S.W.
   Atlanta, Georgia 30313

   Gregory T. Baranco                73,799 3/             3.31%
   4070 Sandy Lake Drive
   Lithonia, Georgia 30038

   Thomas E. Boland                   1,021                 *
   3001 Mercer University Drive
   Atlanta, Georgia 30341

   Bernard H. Bronner                 8,725 4/              *
   594 Fielding Lane
   Atlanta, Georgia 30311

   Johnnie L. Clark                  16,624                 *
   2794 Chaucer Drive, S.W.
   Atlanta, Georgia 30311

   James E. Young                    14,341 5/              *
   647 Master Drive
   Stone Mountain, Georgia 30032

   All directors and principal      699,990               31.40%
   officers as a group (8 persons)


* Represents less than 1%.

1/ The information shown above is based upon information furnished to the Company by the named persons. Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

2/ Consists of (a) 104,315 shares owned of record by Mr. Russell, (b)
   469,880 shares owned by the Herman J. Russell Foundation, which is controlled by Mr. Russell, and (c) 7,004 shares owned by his spouse.

3/ Consists of (a) 14,264 shares owned of record by Mr. Baranco , (b)
   55,494 shares owned jointly with his spouse, and (c) 4,041 shares held in Mr. Baranco's self-directed IRA.

4/ Consists of (a) 8,198 shares owned of record by Mr. Bronner and (b)
   527 shares owned by Bronner Brothers, Inc., a company controlled by Mr. Bronner.

5/ Consists of (a) 1,309 shares owned of record by Mr. Young and (b) currently exercisable options to purchase 13,032 shares.


            COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

	Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and persons who own more than 10% of the Company's outstanding Common Stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's Common Stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the reports they file.

	To the Company's knowledge, based solely upon a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers, and greater than ten percent shareholders have complied with applicable Section 16(a) filing requirements.

                           ACCOUNTING MATTERS

	Deloitte & Touche LLP, Atlanta, Georgia, certified public accountants, has been appointed by the Board of Directors of the Company to examine the financial statements of the Company as of and for the year ended December 31, 1999. The Board of Directors intends to continue the services of this firm for the year ending December 31, 2000. A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.


                        SHAREHOLDER PROPOSALS

	Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2000, to be included in the 2001 proxy materials. A shareholder must notify the Company before February 1, 2001 of a proposal for the 2001 Annual Meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2001, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

                        AVAILABLE INFORMATION

	A copy of the Company's Annual Report to Shareholders on Form 10-KSB (the "Form 10-KSB") is available upon request (except for the exhibits thereto) without charge. Shareholders may request a copy of the Form 10-KSB by contacting Willard C. Lewis, Citizens Bancshares
Corporation, 75 Piedmont Avenue, N.E., Atlanta, Georgia 30302
(Telephone: (404) 653-2815)